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                                                                   EXHIBIT 24.1


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles R. Rinehart, Fredric J. Forster, Kevin M. Twomey and Tim S. Glassett, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Registration Statement on Form S-3 of H.F. Ahmanson & Company pertaining to the Company's Debt Securities and to which this Power of Attorney is an Exhibit and any or all amendments (including post-effective amendments) to the Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



          Signature                     Capacity                        Date
          ---------                     --------                        ----


- -----------------------------           Director
     Robert H. Ahmanson

- -----------------------------           Director
     William H. Ahmanson

- -----------------------------           Director
      Byron Allumbaugh

/s/  Richard M. Bressler
- -----------------------------           Director           January 20, 1995
     Richard M. Bressler

/s/   Lodwrick M. Cook
- -----------------------------           Director           January 20, 1995
      Lodwrick M. Cook

- -----------------------------           Director
      Richard H. Deihl

/s/  Robert M. De Kruif
- -----------------------------           Director           January 12, 1995
     Robert M. De Kruif

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- -----------------------------            Director
      David S. Hannah

   /s/ Delia M. Reyes
- -----------------------------            Director               January 20, 1995
       Delia M. Reyes

 /s/ Charles R. Rinehart
- -----------------------------          Director and             January 20, 1995
     Charles R. Rinehart           Chief Executive Officer
                                (Principal Executive Officer)

  /s/ Elizabeth Sanders
- -----------------------------            Director               January 20, 1995
      Elizabeth Sanders

  /s/ Arthur W. Schmutz
- -----------------------------            Director               January 20, 1995
      Arthur W. Schmutz

 /s/ William D. Schulte
- -----------------------------            Director               January 20, 1995
     William D. Schulte

   /s/ Kevin M. Twomey
- -----------------------------   Executive Vice President and    January 20, 1995
       Kevin M. Twomey             Chief Financial Officer
                                (Principal Financial Officer)

   /s/ George Miranda
- -----------------------------      First Vice President         January 20, 1995
       George Miranda          (Principal Accounting Officer)




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